UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CORPORATE OFFICE PROPERTIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Your Vote Counts! CORPORATE OFFICE PROPERTIES TRUST 2021 Annual Meeting Vote by May 12, 2021 11:59 PM ET. For shares held in a Plan, vote by May 10, 2021 11:59 PM ET.CORPORATE OFFICE PROPERTIES TRUST 6711 COLUMBIA GATEWAY DRIVE, SUITE 300 COLUMBIA, MD 21046D42851-P53520You invested in CORPORATE OFFICE PROPERTIES TRUST and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 13, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control numberVirtually at:Vote Virtually at the Meeting* May 13, 2021 9:30 AMwww.virtualshareholdermeeting.com/OFC2021*Please check the meeting materials for any special requirements for meeting attendance.V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Trustees	
Nominees:	
1a) Thomas F. Brady	For
1b) Stephen E. Budorick	For
1c) Robert L. Denton, Sr.	For
1d) Philip L. Hawkins	For
1e) David M. Jacobstein	For
1f) Steven D. Kesler	For
1g) Letitia A. Long	For
1h) Raymond L. Owens	For
1i) C. Taylor Pickett	For
1j) Lisa G. Trimberger	For
2. Ratification of the Appointment of Independent Registered Public Accounting Firm.	For
3. Approval, on an Advisory Basis, of Named Executive Officer Compensation.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D42852-P53520